INVENTORIES	12 Months Ended
Jun. 30, 2020
Inventories [abstract]
Inventories

ACCOUNTING POLICIES

Gold in process is stated at the lower of cost and net realisable value. Costs are assigned to gold in process on a weighted average cost basis. Costs comprise all costs incurred to the stage immediately prior to smelting, including costs of extraction and processing as they are reliably measurable at that point. Gold bullion is stated at the lower of cost and net realisable value. Selling and general administration costs are excluded from inventory valuation.

Consumable stores are stated at cost less allowances for obsolescence. Cost of consumables and stockpile material is based on the weighted average cost principle and includes expenditure incurred in acquiring inventories and bringing them to their existing location and condition.

Net realisable value is the estimated selling price in the ordinary course of business, less the estimated cost of completion and selling expenses.

Amounts in R million	2020	2019

Consumable stores	165.6	145.2
Gold in process (a)	95.6	99.6
Finished inventories - Gold Bullion	62.2	59.8
Total inventories	323.4	304.6

Gold in process

Gold in process at June 30, 2020 includes stockpiles of sand material trucked to the City Plant amounting to R13.7 million (June 30, 2019: R20.3 million).